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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 24, 2002

                               CELEXX CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State of Other Jurisdiction of Incorporation)

              000-30468                                  65-0728991
      (Commission File Number)              (I.R.S. Employer Identification No.)

       10100 West Sample Road
              Suite 311
          Coral Springs, FL                                33065
(Address of Principal Executive Offices)                (Zip Code)

                                  954-796-7322
              (Registrant's Telephone Number, Including Area Code)







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Item 5. Other Events

         On January 24, 2002, the Registrant announced that reached a settlement in principal of the pending litigation with the Estate of David R. Burke, Sr. In addition, the Registrant announced changes to its Board of Directors. See the press release attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

         (c) Exhibits.

         Exhibit 99.1 - CeleXx Corporation press release, issued January 24,
2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CELEXX CORPORATION

Date: January 24, 2002                               By: /s/ David C. Langle
                                                     ---------------------------
                                                     David C. Langle
                                                     Vice President and
                                                       Chief Financial Officer